UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2007

AVAYA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 31, 2007, Avaya Inc. (the “Company”) sent a notice to participants in the Avaya Inc. Savings Plan for Salaried Employees and the Avaya Inc. Savings Plan (together, the “Plans”) regarding an upcoming blackout period.  The blackout period is expected to begin as of 4:00 p.m. Eastern Time one business day before the effective time of the proposed merger (the “Merger”) of Avaya Inc. with an entity formed by two private equity funds, Silver Lake Partners III, L.P. and TPG Partners V, L.P. (the “Closing Date”).  The blackout period will continue for approximately 3 to 5 business days after the Closing Date.  The blackout period will only occur if the proposed Merger is consummated.  It is being implemented to administer the exchange of shares of the Company’s common stock held by the Plans for cash in that event.

The blackout period will impact participants in the Plans who have invested any portion of their accounts in the Avaya Stock Fund, the Employer Shares Fund I or the Employer Shares Fund II (collectively, the “Avaya Stock Funds”).  During the blackout period, participants invested in the Avaya Stock Funds will be unable to initiate loans, withdrawals, exchanges or distributions of any portion of their account balances that are invested in the Avaya Stock Funds.

On September 7, 2007, the Company sent a notice (the “Notice”) to its directors and executive officers advising them of the blackout period.  The Notice provides that, during the blackout period, directors and executive officers of the Company will be prohibited from purchasing and selling the Company’s equity securities and engaging in certain other transactions, except as otherwise permitted by law.  A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the blackout period and for two years after the ending date of the blackout period, security holders and other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Avaya Inc., Attention: Corporate Secretary, 211 Mt. Airy Road, Basking Ridge, NJ 07920, Tel: (908) 953-6000.

At this time, the Company cannot provide a specific date for the Closing Date but currently expects that the Closing Date will occur sometime in October 2007.  The Company will provide its directors and executive officers with an updated notice regarding the expected timing of the blackout period as that information becomes available and will update the Securities and Exchange Commission accordingly by filing an amended Current Report on Form 8-K.

Item 9.01(d).  Exhibits.

Exhibit Number	Description

99.1	Notice dated September 7, 2007 to Directors and Executive Officers of Avaya Inc. Regarding 401(k) Plan Blackout

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: September 7, 2007	By:	/s/ Eric M. Sherbet
	Name:	Eric M. Sherbet
	Title:	Vice President — Law, Corporate and Securities, and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice dated September 7, 2007 to Directors and Executive Officers of Avaya Inc. Regarding 401(k) Plan Blackout